AMERICAN FAMILY LIFE INSURANCE COMPANY

American Family Variable Account I

Supplement Dated December 4, 2013

to the

Prospectus For

Variable Universal Life Insurance Policy

Series I

(Dated May 1, 2013)

This supplement describes changes to the servicing of your variable universal life insurance policy (the “Policy”), which is issued by American Family Life Insurance Company (“American Family”). Please retain this supplement with your Policy prospectus for future reference.

American Family has entered into an Administrative Services Agreement with Kansas City Life Insurance Company (“KCLIC”) and a Distribution Agreement with Sunset Financial Services, Inc. (“SFS”), a broker-dealer affiliated with KCLIC. Both agreements will be effective as of January 18, 2014 (the “Transfer Date”). The agreements will impact you in the following ways:

(1)

KCLIC will administer the Policy on behalf of American Family, but the terms and conditions of your Policy, including your rights under the Policy, will not change. On or after the Transfer Date, premium payments and administrative requests and inquiries, such as requests for partial surrender, loans, transfer and changes to beneficiaries, insurance coverage and allocation of your investment under the Policy, should be sent to the following addresses:

Premium Payments	Administrative Inquiries
Remittance Processing Center	Administrative Service Center
P.O. Box 219399	P.O. Box 219409
Kansas City, MO 64121-9399	Kansas City, MO 64121-9409
1-877-781-3520

(2)	SFS will provide broker-dealer services relating to your Policy on or after the Transfer Date. You may reach SFS by calling 1-877-781-3520.

Prior to the Transfer Date, we will provide you with an updated Policy prospectus that will include more information about the services that will be provided by KCLIC and SFS. In the meantime, if you have any questions regarding the information in this supplement, please contact us at 1-800-692-6326.

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